UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21556

Perritt Funds, Inc.

(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606

(Name and address of agent for service)

1-312-669-1650

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2025

Date of reporting period: November 1, 2024 through October 31, 2025

Item 1. Reports to Stockholders.

(a)

Perritt MicroCap Opportunities Fund
PRCGX
Annual Shareholder Report | October 31, 2025
This annual shareholder report contains important information about the Perritt MicroCap Opportunities Fund for the period of November 1, 2024, to October 31, 2025. You can find additional information about the Fund at https://www.perrittcap.com/literature/. You can also request this information by contacting us at 1-800-332-3133.
This report describes changes to the Fund that have occurred since the beginning of the reporting  period.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Perritt MicroCap Opportunities Fund	$199	1.87%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the year ended October 31, 2025, the Fund’s performance relative to the Bloomberg US Micro Cap Total Return Index was aided by its overweight position to the Materials sector, and by individual security selection within the Consumer Staples sector. The primary detractors were the Fund’s underweight allocation to the Healthcare sector and individual security selection within the Industrial and Information Technology sectors.
During the period, the strategy continued its overweight allocation to profitable companies relative to the index, as measured by those companies posting positive earnings per share. The portfolios allocation to profitable companies stood at approximately 61% compared to the approximately 24% for the Bloomberg US Micro Cap Total Return Index. This overweight allocation to profitable companies detracted from the Fund’s relative performance during the period as investors’ risk appetites for unprofitable companies continued and drove performance for those securities following the implementation of interest rate cuts and general investor excitement around certain subsectors.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in shares of the Fund. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Perritt MicroCap Opportunities Fund	PAGE 1	TSR-AR-714402203

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Perritt MicroCap Opportunities Fund	12.49	13.66	6.81
Bloomberg US Aggregate Equity Total Return Index	20.96	16.68	14.07
Bloomberg US Micro Cap Total Return Index	23.66	10.57	8.18
Visit https://www.perrittcap.com/literature/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of October 31, 2025)

Net Assets	$59,959,232
Number of Holdings	96
Net Advisory Fee	$584,613
Portfolio Turnover	17%
WHAT DID THE FUND INVEST IN? (as of October 31, 2025)*

Top 10 Issuers	(%)
Avino Silver & Gold Mines Ltd.	3.6%
Perma-Fix Environmental Services, Inc.	3.5%
Bel Fuse, Inc.	3.1%
Radiant Logistics, Inc.	2.6%
Silvercrest Asset Management Group, Inc.	2.6%
Legacy Housing Corp.	2.5%
NPK International, Inc.	2.5%
EZCORP, Inc.	2.1%
McEwen Mining, Inc.	2.1%
Endeavour Silver Corp.	2.1%

Top Sectors	(%)
Industrials	28.6%
Information Technology	16.2%
Materials	13.8%
Consumer Discretionary	10.8%
Financials	9.5%
Cash & Other	8.8%
Health Care	5.1%
Energy	3.3%
Communication Services	2.3%
Consumer Staples	1.6%
*	Percentages are based on a percent of net assets.
OTHER MATERIAL FUND CHANGES:
Subsequent to the end of the fiscal year, the Fund announced a planned merger with the North Star Micro Cap Fund, Inc. The transaction was originally announced November 28, 2025 and is planned to close at the end of February 2026 pending shareholder approval. Following the merger, the North Star Microcap Fund will be the surviving entity.
For additional information about the Fund, including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.perrittcap.com/literature/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Perritt Capital Management, Inc. documents not be householded, please contact Perritt Capital Management, Inc. at 1-800-332-3133, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Perritt Capital Management, Inc. or your financial intermediary.
Perritt MicroCap Opportunities Fund	PAGE 2	TSR-AR-714402203

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders. Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2025	FYE 10/31/2024
(a) Audit Fees	$15,250	$20,598
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$3,750	$8,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2025	FYE 10/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2025	FYE 10/31/2024
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Perritt MicroCap Opportunities Fund
Core Financial Statements
October 31, 2025

Perritt MicroCap Opportunities Fund
Schedule of Investments
October 31, 2025

	Shares	Value
COMMON STOCKS - 93.0%
Aerospace & Defense - 0.6%
VirTra, Inc.(a)	58,264	$354,245
Air Freight & Logistics - 2.6%
Radiant Logistics, Inc.(a)	260,000	1,573,000
Automobile Components - 1.6%
Motorcar Parts of America, Inc.(a)	57,000	972,420
Banks - 1.1%
First Internet Bancorp	16,500	292,710
Flushing Financial Corp.	25,000	341,750
		634,460
Capital Markets - 4.8%
Heritage Global, Inc.(a)	240,000	352,800
Silvercrest Asset Management Group, Inc. - Class A	110,000	1,555,400
US Global Investors, Inc. - Class A	400,000	996,000
		2,904,200
Chemicals - 4.3%
Arq, Inc.(a)	75,000	498,000
Flexible Solutions International, Inc.	90,000	815,400
Greystone Logistics, Inc.(a)	125,000	102,500
Northern Technologies International Corp.	152,810	1,135,378
		2,551,278
Commercial Services & Supplies - 4.7%
CECO Environmental Corp.(a)	12,000	586,680
Perma-Fix Environmental Services, Inc.(a)	153,000	2,094,570
Quest Resource Holding Corp.(a)	90,000	136,800
		2,818,050
Communications Equipment - 2.7%
Aviat Networks, Inc.(a)	22,000	549,120
BK Technologies Corp.(a)	14,000	1,045,940
		1,595,060
Construction & Engineering - 4.4%
Bowman Consulting Group Ltd.(a)	15,000	649,350
Northwest Pipe Co.(a)	20,000	1,203,200
Orion Group Holdings, Inc.(a)	70,000	753,900
		2,606,450
Consumer Finance - 2.1%
EZCORP, Inc. - Class A(a)	70,000	1,277,500
Consumer Staples Distribution & Retail - 0.4%
HF Foods Group, Inc.(a)	120,000	259,200

	Shares	Value
Distributors - 1.7%
Alliance Entertainment Holding Corp.(a)	51,273	$329,173
A-Mark Precious Metals, Inc.	25,000	664,500
		993,673
Diversified Consumer Services - 2.3%
Carriage Services, Inc.	10,000	447,000
Lincoln Educational Services Corp.(a)	25,000	485,500
Universal Technical Institute, Inc.(a)	15,000	445,800
		1,378,300
Diversified REITs - 0.6%
Modiv Industrial, Inc.	23,000	331,660
Electrical Equipment - 3.3%
LSI Industries, Inc.	38,000	869,820
Power Solutions International, Inc.(a)	5,000	428,100
SKYX Platforms Corp.(a)	110,000	193,600
Ultralife Corp.(a)	65,000	456,950
		1,948,470
Electronic Equipment, Instruments & Components - 5.5%
Bel Fuse, Inc. - Class B	12,000	1,847,880
Coda Octopus Group, Inc.(a)	45,000	461,250
Powerfleet, Inc.(a)	190,000	969,000
		3,278,130
Energy Equipment & Services - 3.7%
Forum Energy Technologies, Inc.(a)	10,000	267,800
Natural Gas Services Group, Inc.	17,000	473,280
NPK International, Inc.(a)	120,000	1,476,000
		2,217,080
Financial Services - 1.1%
Paysign, Inc.(a)	30,000	154,950
Usio, Inc.(a)	340,000	499,800
		654,750
Food Products - 0.6%
Alico, Inc.	11,000	387,310
Health Care Equipment & Supplies - 0.7%
Modular Medical, Inc.(a)	85,000	42,067
Sensus Healthcare, Inc.(a)	125,586	400,619
		442,686
Health Care Providers & Services - 2.7%
InfuSystem Holdings, Inc.(a)	75,000	777,000
Quipt Home Medical Corp.(a)	90,000	220,500
Viemed Healthcare, Inc.(a)	100,000	646,000
		1,643,500
Hotels, Restaurants & Leisure - 0.3%
Century Casinos, Inc.(a)	104,000	199,680

The accompanying notes are an integral part of these financial statements.

1

Perritt MicroCap Opportunities Fund
Schedule of Investments
October 31, 2025(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Household Durables - 2.5%
Legacy Housing Corp.(a)	68,000	$1,526,940
Interactive Media & Services - 0.7%
DHI Group, Inc.(a)	225,000	436,500
IT Services - 3.1%
Data Storage Corp.(a)	40,000	167,600
Information Services Group, Inc.	123,883	682,596
Research Solutions, Inc.(a)	305,518	989,878
		1,840,074
Machinery - 5.6%
Aebi Schmidt Holding AG	30,004	334,545
Gencor Industries, Inc.(a)	37,367	507,817
Mayville Engineering Co., Inc.(a)	30,000	534,600
Miller Industries, Inc.	26,000	1,043,640
Taylor Devices, Inc.(a)	7,000	320,390
TechPrecision Corp.(a)	50,000	246,500
Twin Disc, Inc.	25,000	391,500
		3,378,992
Media - 1.6%
Creative Realities, Inc.(a)	160,000	468,800
Perion Network Ltd.(a)	50,000	465,000
		933,800
Metals & Mining - 9.5%
Ascent Industries Co.(a)	24,000	291,840
Atlas Lithium Corp.(a)	45,000	240,750
Avino Silver & Gold Mines Ltd.(a)	465,000	2,162,250
Endeavour Silver Corp.(a)	150,000	1,230,000
McEwen Mining, Inc.(a)	68,000	1,246,440
United States Antimony Corp.(a)	30,000	242,100
Vox Royalty Corp.	70,000	298,900
		5,712,280
Mortgage Real Estate Investment Trusts (REITs) - 0.4%
Chicago Atlantic Real Estate Finance, Inc.	20,000	257,200
Oil, Gas & Consumable Fuels - 2.1%
Evolution Petroleum Corp.	150,000	657,000
Vaalco Energy, Inc.	65,000	255,450
Vitesse Energy, Inc.	15,000	326,250
		1,238,700
Personal Care Products - 0.6%
Nature’s Sunshine Products, Inc.(a)	25,000	337,000
Pharmaceuticals - 1.7%
Assertio Holdings, Inc.(a)	210,000	156,324
Aytu BioPharma, Inc.(a)	20,000	45,400
Biote Corp.(a)	100,000	287,000

	Shares	Value
High Tide, Inc.(a)	100,000	$311,000
Medexus Pharmaceuticals, Inc.(a)	125,000	244,762
		1,044,486
Professional Services - 4.0%
Asure Software, Inc.(a)	40,000	354,000
DLH Holdings Corp.(a)	140,000	870,800
Hudson Global, Inc.(a)	55,000	606,100
IBEX Holdings Ltd.(a)	10,000	373,700
Where Food Comes From, Inc.(a)	13,000	163,670
		2,368,270
Semiconductors & Semiconductor Equipment - 1.2%
Photronics, Inc.(a)	30,000	717,000
Software - 3.0%
Consensus Cloud Solutions, Inc.(a)	12,000	351,840
Mitek Systems, Inc.(a)	60,000	552,600
NetSol Technologies, Inc.(a)	100,000	439,000
Ooma, Inc.(a)	40,000	449,200
		1,792,640
Specialty Retail - 0.5%
Build-A-Bear Workshop, Inc.	5,000	271,100
Technology Hardware, Storage & Peripherals - 0.7%
Immersion Corp.	62,000	414,780
Textiles, Apparel & Luxury Goods - 1.9%
Lakeland Industries, Inc.	44,000	724,240
Superior Group of Cos., Inc.	45,000	420,300
		1,144,540
Trading Companies & Distributors - 0.9%
BlueLinx Holdings, Inc.(a)	5,000	327,200
Karat Packaging, Inc.	10,000	240,200
		567,400
Water Utilities - 1.2%
Global Water Resources, Inc.	35,000	347,200
Pure Cycle Corp.(a)	35,000	385,350
		732,550
TOTAL COMMON STOCKS (Cost $32,413,908)		55,735,354
TOTAL INVESTMENTS - 93.0% (Cost $32,413,908)		55,735,354
Money Market Deposit Account - 7.3%(b)		4,385,454
Liabilities in Excess of Other Assets - (0.3)%		(161,576)
TOTAL NET ASSETS - 100.0%		$59,959,232

The accompanying notes are an integral part of these financial statements.

2

Perritt MicroCap Opportunities Fund
Schedule of Investments
October 31, 2025(Continued)
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
REIT - Real Estate Investment Trust
(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2025 was 3.61%.

The accompanying notes are an integral part of these financial statements.

3

Perritt MicroCap Opportunities Fund
Statement of Assets and Liabilities
October 31, 2025

ASSETS:
Investments, at value	$55,735,354
Cash - interest bearing deposit account	4,385,454
Interest receivable	14,939
Dividends receivable	3,771
Dividend tax reclaims receivable	1,100
Receivable for fund shares sold	30
Prepaid expenses and other assets	16,623
Total assets	60,157,271
LIABILITIES:
Payable to adviser	51,690
Payable for capital shares redeemed	36,513
Payable for audit fees	32,000
Payable for transfer agent fees and expenses	18,853
Payable for fund administration and accounting fees	15,809
Payable for printing and mailing	12,400
Payable to directors	12,000
Payable for chief compliance officer fees	11,625
Payable for expenses and other liabilities	7,149
Total liabilities	198,039
NET ASSETS	$ 59,959,232
NET ASSETS CONSISTS OF:
Capital stock ($0.0001 per share)	$225
Additional paid-in capital	31,983,335
Total distributable earnings	27,975,672
Total net assets	$ 59,959,232
Net assets	$59,959,232
Capital shares issued and outstanding (100,000,000 shares authorized, 0.0001 par value)	2,250,042
Net asset value per share	$26.65
COST:
Investments, at cost	$32,413,908

The accompanying notes are an integral part of these financial statements.

4

Perritt MicroCap Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2025

INVESTMENT INCOME:
Dividend income	$849,028
Less: Dividend withholding taxes	(1,781)
Interest income	108,207
Total investment income	955,454
EXPENSES:
Investment advisory fee	584,613
Transfer agent fees	127,820
Fund administration and accounting fees	109,778
Legal fees	66,304
Directors’ fees	50,708
Chief compliance officer fees	46,695
Audit fees	34,030
Federal and state registration fees	30,164
Reports to shareholders	20,379
Custodian fees	8,897
Compliance fees	5,431
Other expenses and fees	9,924
Total expenses	1,094,743
Net Investment Loss	(139,289)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	5,374,409
Net realized gain (loss)	5,374,409
Net change in unrealized appreciation (depreciation) on:
Investments	1,112,826
Net change in unrealized appreciation (depreciation)	1,112,826
Net realized and unrealized gain (loss)	6,487,235
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,347,946

The accompanying notes are an integral part of these financial statements.

5

Perritt MicroCap Opportunities Fund
Statements of Changes in Net Assets

	Year Ended October 31,
	2025	2024
OPERATIONS:
Net investment income (loss)	$(139,289)	$(216,777)
Net realized gain (loss)	5,374,409	4,229,023
Net change in unrealized appreciation (depreciation)	1,112,826	4,448,659
Net increase (decrease) in net assets from operations	6,347,946	8,460,905
DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	—	(8,059,299)
Total distributions to shareholders	—	(8,059,299)
CAPITAL TRANSACTIONS:
Shares sold	1,837,600	1,998,681
Shares issued in reinvestment of distributions	—	7,851,878
Shares issued in the reorganization (Note 8)	—	9,217,519
Shares redeemed	(10,319,817)	(8,275,555)
Redemption fees	480	174
Net increase (decrease) in net assets from capital transactions	(8,481,737)	10,792,697
NET INCREASE (DECREASE) IN NET ASSETS	(2,133,791)	11,194,303
NET ASSETS:
Beginning of the year	62,093,023	50,898,720
End of the year	$59,959,232	$62,093,023
SHARES TRANSACTIONS
Shares sold	77,665	81,416
Shares issued in reinvestment of distributions	—	336,145
Shares issued in the reorganization (Note 8)	—	385,389
Shares redeemed	(448,993)	(340,128)
Total increase (decrease) in shares outstanding	(371,328)	462,822

The accompanying notes are an integral part of these financial statements.

6

Perritt MicroCap Opportunities Fund
Financial Highlights

	Year Ended October 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of year	$23.69	$23.58	$23.68	$32.02	$19.51
INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.06)	(0.10)	0.10	(0.11)	(0.15)
Net realized and unrealized gain (loss) on investments(b)	3.02	4.01	0.56	(3.95)	12.66
Total from investment operations	2.96	3.91	0.66	(4.06)	12.51
Net realized gains	—	(3.80)	(0.76)	(4.28)	—
Total distributions	—	(3.80)	(0.76)	(4.28)	—
Redemption fee per share	0.00(c)	0.00(c)	0.00(c)	0.00(c)	0.00(c)
Net asset value, end of year	$26.65	$23.69	$23.58	$23.68	$32.02
TOTAL RETURN	12.49%	17.56%	2.76%	−14.95%	64.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$59,959	$62,093	$50,899	$54,739	$72,496
Ratio of expenses to average net assets	1.87%	1.73%	1.65%	1.56%	1.56%
Ratio of net investment income (loss) to average net assets	(0.24)%	(0.41)%	0.39%	(0.43)%	(0.53)%
Portfolio turnover rate	17%	14%	21%	23%	24%

(a)	Net investment income per share has been calculated based on average shares outstanding during the years.
(b)
Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the years.

(c)	Amount represents less than $0.005 per share.
The accompanying notes are an integral part of these financial statements.

7

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2025
1. Organization
Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Corporation currently has one series, of the Perritt MicroCap Opportunities Fund (“MicroCap Fund” or the “Fund”), which is a diversified fund. Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”
2.  Summary of Significant Accounting Policies
A.
Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

B.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. The money market deposit account is valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s investment advisor. The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s investment advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

C.	Net realized gains and losses on securities are computed using specific identification, specifically the first in first out method.
D.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

E.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

F.
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

8

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2025(Continued)
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
G.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Fund may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2025 by increasing paid-in capital by $132,934 and decreasing distributable earnings/(losses) by $132,934. These adjustments were primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares.

H.
As of and during the year ended October 31, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended October 31, 2025, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2022.

I.
The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by Michael Corbett, who serves as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

3.  Security Valuation
GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
Level 1 –	Quoted prices in active markets for identical securities that the Fund has the ability to access.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2025:
Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$1,370,300	$—	$—	$1,370,300
Consumer Discretionary	6,486,653	—	—	6,486,653
Consumer Staples	983,510	—	—	983,510
Energy	1,979,780	—	—	1,979,780
Financial	5,728,110	—	—	5,728,110
Health Care	3,130,672	—	—	3,130,672
Industrials	17,090,877	—	—	$17,090,877
Information Technology	9,637,684	—	—	9,637,684
Materials	8,263,558	—	—	8,263,558
Real Estate	311,660	—	—	311,660

9

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2025(Continued)

Description	Level 1	Level 2	Level 3	Total
Utilities	$732,550	$—	$—	$732,550
Total Common Stocks	55,735,354	—	—	55,735,354
Total Investments in Securities	$55,735,354	$—	$—	$55,735,354

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.
Rule 2a-5 under the 1940 Act permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The Board of Directors has designated the Funds’ investment advisor as its valuation designee to perform fair value determinations.
4. Investment Advisory Agreement
For the Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets. At October 31, 2025, the MicroCap Fund had fees due to the Advisor of $51,690. For the year ended October 31, 2025, the MicroCap Fund had incurred advisory fees of $584,613.
The Advisor manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining their organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.
The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or the Advisor for serving their respective roles. The Fund pays the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statements of Operations within chief compliance officer fees.
The Fund reimbursed the Advisor $32,295 for fees paid to financial intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients, who are beneficial owners of shares of the Fund. The financial intermediaries are the record owners of the Fund on the Fund’s records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Fund is obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Fund are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In determining the portion of the fees paid to the intermediaries that the Fund is obligated to pay, the Fund has used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, the Fund’s Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Fund if such intermediaries did not maintain the sub-account. These amounts are included within transfer agent fees on the Statement of Operations.

10

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2025(Continued)
5. Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2025, were as follows:

	Purchases		Sales
	U.S. Governments	Other	U.S. Governments	Other
MicroCap Fund	$—	$9,344,415	$—	$20,850,571

6. Federal Income Tax Matters
As of October 31, 2025, the components of distributable earnings on a tax basis were as follows:

MicroCap Fund
Cost of investments for tax purposes	$32,437,074
Gross tax unrealized appreciation	25,231,621
Gross tax unrealized depreciation	(1,933,341)
Net unrealized appreciation on investments	23,298,280
Distributable ordinary income	356,958
Distributable long-term capital gains	4,423,796
Other accumulated losses	(103,362)
Total Distributable Earnings/(Losses)	$27,975,672

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales, REIT adjustments, and tax adjustments on Passive Foreign Investments Companies (“PFICs”).
A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are ordinary losses which occur during the portion of the Fund's taxable year subsequent to December 31.
At October 31, 2025, the MicroCap Fund deferred, on a tax basis, late year ordinary losses of $103,362. During the year ended October 31, 2025, the MicroCap Fund did not utilize capital loss carryforwards. The Fund had no capital loss carryforward for the year ended October 31, 2025.
The tax composition of distributions paid during the years ended October 31, 2025 and 2024 were as follows:

	Ordinary Income		Long-term Capital Gains
	2025	2024	2025	2024
MicroCap Fund	$—	$539,629	$—	$7,519,670

On November 21, 2025, the Fund paid the following Long-Term capital gains distributions:

Fund	Long-Term
Perritt MicroCap Opportunities Fund	$1.97924

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2025.
7. Restricted Securities
The Fund may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration

11

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2025(Continued)
under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of the unregistered securities they hold. As of October 31, 2025, the Fund did not hold any restricted securities.
Under the Fund’s organizational documents, their officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
8. Reorganization
Effective October 25, 2024, the Perritt Ultra MicroCap Fund reorganized into the Perritt MicroCap Fund, respectively (the “October Reorganization”). The MicroCap Fund was deemed to be the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights of the MicroCap Fund reflect the operations of the MicroCap Fund for the periods prior to the October Reorganization.
As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of the reorganization. Immediately prior to the October Reorganization, the net assets, fair value of investments, net unrealized appreciation/(depreciation) and fund shares outstanding of the MicroCap Fund and the Ultra MicroCap Fund were as follows:

Fund	Net Assets	Fair Value of Investments	Net Unrealized Appreciation/ Depreciation	Shares Outstanding
Perritt MicroCap Fund	$53,665,023	$52,819,635	$19,869,469	2,244,261
Perritt Ultra MicroCap Fund	$9,217,519	$8,490,667	$2,899,050	589,854

In connection with the October Reorganization, the net assets of the Ultra MicroCap Fund were acquired by the MicroCap Fund on October 25, 2024. The acquisition was accomplished by a tax-free exchange of all shares of the Ultra MicroCap Fund for shares of the MicroCap Fund as described in the prior table. For financial reporting purposes, the MicroCap Fund is deemed to be the accounting survivor. The assets received and shares issued by the MicroCap Fund were recorded at market value and, where not available, fair value; and, the cost basis of the investments received from the Ultra MicroCap Fund were carried forward to align ongoing reporting of the MicroCap Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the MicroCap Fund and the Ultra MicroCap Fund on the merger date are included below:

Before October Reorganization	Perritt Ultra MicroCap Fund	Perritt MicroCap Opportunities Fund
Total Fund
Shares	589,854	2,243,756
Net Assets	$9,217,519	$53,665,023
Net Asset Value	$15.63	$23.94

After October Reorganization	Perritt Ultra MicroCap Fund	Perritt MicroCap Opportunities Fund
Total Fund
Shares	0	2,629,145
Net Assets	$0	$62,882,543
Net Asset Value	$0	$23.92
Exchange Ratio	0.65336260	—

12

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2025(Continued)
Assuming the acquisition had been completed on November 1, 2023, the beginning g of the annual reporting period of the MicroCap Fund, the Ultra MicroCap Fund’s pro forma results of operation for the period ended October 31, 2024 are as follow:*

Net Investment Income	$(322,329)
Net Realized Gains on Investments	$4,696,065
Net Unrealized Appreciation on Investments	$5,739,413
Net Increase in Net Assets Resulting from Operaions	$10,113,149

*	This information is unaudited.
9. Line of Credit Arrangement
The MicroCap Fund is a party to uncommitted line of credit arrangement with U.S. Bank, N.A. with an expiration date of December 1, 2025, under which the MicroCap Fund may borrow up to $2,500,000, subject to certain restrictions and covenants. Interest is charged on borrowings at the prevailing Prime Rate which was 7.00% as of October 31, 2025. The Fund has borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the year ended October 31, 2025, the MicroCap Fund did not borrow on the line of credit. As of October 31, 2025, the MicroCap Fund had no outstanding borrowings on the line of credit. Interest charged on the borrowings is recorded as other expense in the Statement of Operations.
10. Redemption Fee
The Fund charges a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.
11. Transactions with Affiliates
During the year ended October 31, 2025, MicroCap Fund did not hold any securities that were considered affiliated.
The Fund is permitted to purchase or sell securities to another Fund under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 of the 1940 Act. For the year ended October 31, 2025, the MicroCap Fund did not engage in securities transactions pursuant to Rule 17a-7 of the 1940 Act.
12. Subsequent Events
Subsequent to the end of the fiscal year, the Fund announced a planned merger with the North Star Micro Cap Fund. The transaction was publicly announced November 28, 2025 and is expected to close on February 27, 2026. The transaction is subject to shareholder approval. Following the merger, the North Star Micro Cap Fund will be the surviving entity.

13

PERRITT FUNDS, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Perritt Funds, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Perritt Funds, Inc., comprising Perritt MicroCap Opportunities Fund (the “Fund”), as of October 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 26, 2025

14

Perritt Funds, Inc.
Additional Information
Qualified Dividend Income/Dividends Received Deductions (Unaudited)
For the fiscal year ended October 31, 2025, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Perritt MicroCap Opportunities Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2025 was as follows:

Fund Name	Dividends Received Deductions
Perritt MicroCap Opportunities Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund were as follows:

Fund Name	Short-Term Capital Gains
Perritt MicroCap Opportunities Fund	0.00%

The Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request, by calling 1-800-331-8936.
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Household Delivery of Shareholder Documents: To reduce expenses, the Fund may mail only one copy of the Fund’s prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.
Electronic Delivery of Shareholder Documents: You may choose to receive the Fund’s prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

15

Perritt Funds, Inc.
Privacy Policy
We collect the following nonpublic personal information about you:
•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and
•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

16

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936
Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Cleveland, OH 44115
Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202
Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212
Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202
For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.
The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

(This Page Intentionally Left Blank.)

MicroCap Opportunities Fund – PRCGX
Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

• IRA	• Roth IRA
• SEP-IRA	• Coverdell Education
• Simple IRA	Savings Account

2% redemption fee imposed for shares held ninety (90) calendar days or less.
This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund.
300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5)	Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Perritt Funds, Inc.

By (Signature and Title)*	/s/ Michael J. Corbett
Michael J. Corbett, President (Principal Executive Officer)

Date	1/7/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael J. Corbett
Michael J. Corbett, President (Principal Executive Officer)

Date	1/7/2026

By (Signature and Title)* )*	/s/ Matthew Brackmann
Matthew Brackmann, Treasurer (Principal Financial Officer)

Date	1/7/2026

* Print the name and title of each signing officer under his or her signature.